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                                                                   EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

INDEPENDENT AUDITOR'S CONSENT


We hereby consent to the inclusion in this Registration Statement on Form SB-2 of our report dated November 30, 2001 on the consolidated financial statements of Return Assured Incorporated and Subsidiaries appearing in the Annual Report on Form 10-KSB of Return Assured Incorporated, for the year ended August 31, 2001. We also consent to the reference to our Firm under the caption "Experts".

Goldstein Golub Kessler LLP
New York, New York
February 12, 2002